UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 7, 2007

Commission File Number: 000-27713

LITEWAVE CORP.

(Exact name of registrant as specified in its charter)

Nevada, U.S.A.                                         95-4763671

(State or other jurisdiction of                  (I.R.S. Employer

incorporation or organization)               Identification No.)

1620 West 8th Avenue, Suite 300

Vancouver, B.C. V6J 1V4 Canada

(Address of principal executive offices)

Phone: (604) 675-7637              Fax: (604) 676-2738

(Issuer's telephone number, including area code)

ITEM  4.01     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

(a)

Previous independent accountants

    (i)       Effective November 7, 2007 , Litewave Corp. ("Litewave") confirmed with its auditors, Telford Sadovnick, P.L.L.C., Certified Public Accountants, that Telford Sadovnick had resigned and would no longer be representing Litewave as its accountants. As of that date, Litewave dismissed Telford Sadovnick as its auditors.

    (ii)

Telford Sadovnick last reported on Litewave's financial statements as of December 31, 2006 and 2005.  The audit reports of Telford Sadovnick on Litewave's financial statements for the fiscal years ending December 31, 2006 and 2005 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except such reports were modified to include an explanatory paragraph describing for a going concern uncertainty.

    (iii)

The change of independent accountants was ratified by the Board of Directors of Litewave on November 8, 2007.

    (iv)

During Litewave's two most recent fiscal years and the subsequent interim period through November 8, 2007, there were no disagreements with Telford Sadovnick up to the time of their resignation on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Telford Sadovnick’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report as discussed in Item 304(a)(1)(iv) of Regulation S-B.

    (vi)

Litewave has requested that Telford Sadovnick furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated November 23, 2007, is filed as Exhibit 16.4 to this Form 8-K.

(b) New independent accountants

    Litewave has engaged STS Partners LLP,  Certified Public Accountants, as its new independent accountant on November 8, 2008. Prior to November 8, 2008, Litewave had not consulted with STS Partners LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Litewave's consolidated financial statements, and no written report or oral advice was provided to Litewave by STS Partners LLP concluding there was an important factor to be considered by Litewave in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(2) of Regulation S-B and the related instructions to Item 304 of Regulation S-B, or a reportable event, as that term is defined in Item 304(a)(2) of Regulation S-B.

ITEM 8.01    OTHER EVENTS

Litewave Corp. has a new address.  It is 1620 West 8th Avenue, Suite 300, Vancouver, B.C. V6J 1V4 Canada

ITEM  9.01     FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 16.4  -   Letter  from  Telford Sadovnick dated November 23, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 23, 2007

                              LITEWAVE CORP.

                              /s/ Harvey Lawson

                              Harvey Lawson

                              CFO, Secretary, Director

                              /s/ Ian Lambert

                              Ian Lambert

                              CEO, President, Director